                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 9, 2007

                             COMPUTER HORIZONS CORP.
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             (Exact name of registrant as specified in its charter)

        New Jersey                    0-7282                  13-2638902
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      (State or other              (Commission               (IRS Employer
       jurisdiction                File Number)           Identification No.)
     of incorporation)

     49 Old Bloomfield Avenue, Mountain Lakes, NJ             07046-1495
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (973) 299-4000

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         (Former name or former address, if changed since last report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
CERTAIN OFFICERS.

      (e) On March 9, 2007,  the Board of Directors of Computer  Horizons  Corp.
(the "Company")  awarded bonuses to Dennis J. Conroy,  Chief Executive  Officer, and Brian Delle Donne, Chief Operating  Officer,  in the amounts of $450,000 and
$408,000,  respectively,  for  their  successful  efforts  in the  sales  of the
Company's operating businesses as part of the liquidation of the Company.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                               COMPUTER HORIZONS CORP.
                                                   (Registrant)

Date: March 14, 2007

                                               By:  /s/ Barbara Moss
                                                   ----------------------------
                                                    Barbara Moss
                                                    Chief Financial Officer